UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2023

Date of Report (Date of earliest event reported)

Northern Revival Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39970	98-1566600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 338-9130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NRACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	NRAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NRACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on March 20, 2023, Northern Revival Acquisition Corporation, a Cayman Islands exempted company (“NRAC” or the “Company”), entered into a Business Combination Agreement (the “Original Business Combination Agreement”) by and among NRAC, Northern Revival Sponsor LLC (the Company’s sponsor, “Sponsor”), Braiin Limited, an Australian public company limited by shares (“Braiin”), and certain Braiin shareholders (the “Braiin Supporting Shareholders”) who collectively own 100% of the outstanding ordinary shares of Braiin (the “Braiin Shares”). Pursuant to the terms of the Original Business Combination Agreement, a business combination between NRAC and Braiin (the “Business Combination”) would be effected as a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of Class A Ordinary Shares, par value $0.0001 per share, of NRAC (the “Class A Ordinary Shares”) with an aggregate value of $190 million (the “Original Share Exchange”). The number of shares to be issued would be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the Business Combination, it is anticipated that Braiin would acquire PowerTec Holdings Ltd., an Australian distributor that supplies connectivity solutions to individuals and businesses around the world (“PowerTec”). Following the Original Share Exchange, Braiin would continue as a subsidiary of the Company, and the Company would change its name to “Braiin Holdings.”

On October 1, 2023, the Company entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) by and among NRAC, the Sponsor, Braiin, Braiin Holdings Ltd., a Cayman Islands exempted company (“PubCo”) and wholly owned subsidiary of NRAC, and Braiin Supporting Shareholders. Pursuant to the terms of the Amended and Restated Business Combination Agreement, the Business Combination will be effected in two steps: (i) subject to the approval and adoption of the Amended and Restated Business Combination Agreement by the shareholders of NRAC, NRAC will merge with and into PubCo and wholly owned subsidiary of NRAC with PubCo remaining as the surviving publicly traded entity (the “Initial Business Combination”); and (ii) a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of Ordinary Shares, par value $1.00 per share, of PubCo (the “PubCo Ordinary Shares”) with an aggregate value of $572 million (the “Share Exchange”). The number of shares to be issued will be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the Business Combination, it is anticipated that Braiin will acquire PowerTec and Vega Global Technologies Pty Ltd., an Australian agricultural technology company (“Vega”). Following the Share Exchange, Braiin will continue as a subsidiary of PubCo. We refer to PubCo after giving effect to the Business Combination, as “New Braiin.”

The foregoing summary of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Business Combination Agreement which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the proposed Business Combination, the Company and Braiin have caused PubCo to file a registration statement on Form F-4 (File No.: 333-274830) with the SEC on October 2, 2023.

Important Information for Investors and Stockholders

In connection with the proposed Business Combination, NRAC and Braiin have caused PubCo to file a registration statement on Form F-4 with the SEC, which includes a document that serves as a prospectus and proxy statement, referred to as a “proxy statement/prospectus.” A proxy statement/prospectus will be sent to all NRAC shareholders. NRAC also will file other documents regarding the Business Combination and related transactions with the SEC. Before making any voting decision, investors and security holders of NRAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed Business Combination and related transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by NRAC through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “shall,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of the closing of the Initial Business Combination and the Share Exchange, achievement of the conditions necessary for the closing of the Business Combination, other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of the respective management teams of NRAC and Braiin and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of NRAC and Braiin. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect NRAC or the expected benefits of the Business Combination, if not obtained; the failure to realize the anticipated benefits of the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of NRAC prior to the Business Combination, and New Braiin following the Business Combination, to maintain the listing of New Braiin’s shares on Nasdaq; costs related to the Business Combination; the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the shareholders of NRAC, the ability of NRAC and Braiin to attract Transaction Financing, the satisfaction of the minimum cash requirements of the Business Combination Agreement following any redemptions by NRAC’s public shareholders; the risk that the Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the outcome of any legal proceedings that may be instituted against NRAC or Braiin related to the Business Combination, the ability of Braiin to complete its planned acquisition of PowerTec and Vega, the attraction and retention of qualified directors, officers, employees and key personnel of NRAC and Braiin prior to the Business Combination and New Braiin following the Business Combination; the ability of New Braiin to compete effectively in a highly competitive market; the ability to protect and enhance New Braiin’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in New Braiin’s industry; and, the uncertain effects of the COVID-19 pandemic; future financial performance of New Braiin following the Business Combination; the ability of Braiin and New Braiin to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of New Braiin to generate sufficient revenue from each of its revenue streams; the ability of New Braiin to protect its intellectual property from competitors; New Braiin’s ability to execute its business plans and strategy; and those factors set forth in documents of NRAC filed, or to be filed, with the SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither NRAC nor Braiin presently know, or that NRAC and Braiin currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NRAC’s and Braiin’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of NRAC and Braiin described above. NRAC and Braiin anticipate that subsequent events and developments will cause their assessments to change. However, while NRAC and Braiin may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing NRAC’s or Braiin’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

NRAC and its directors and executive officers may be deemed participants in the solicitation of proxies from NRAC’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in NRAC is contained in NRAC’s Annual Report on Form 10-K, which was filed with the SEC on May 1, 2023, as supplemented by its subsequent filings on Form 8-K, and the DEF 14A filed with the SEC on August 16, 2023, all of which are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to NRAC at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

Braiin and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of NRAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Business Combination Agreement dated as of October 1, 2023, by and among Northern Revival Acquisition Corporation, Braiin Limited, Northern Revival Sponsor LLC, Braiin Holdings Ltd. and Certain Shareholders Named Therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2023

NORTHERN REVIVAL ACQUISITION CORPORATION

By:	/s/ Aemish Shah
Name:	Aemish Shah
Title:	Chief Executive Officer and Chairman

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